UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
APAC Customer Services, Inc.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Waukegan Road, Suite 300, Bannockburn, Illinois	60015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 847-374-4980
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 10, 2010, senior management of APAC Customer Services, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for the third fiscal quarter of 2010. A copy of the transcript of that teleconference and the accompanying Power Point presentation are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated in this filing in their entirety.
The information furnished pursuant to Item 7.01 of this report shall not be considered or deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and all exhibits to this report relating to Item 7.01 of this report are intended to be, and shall be, deemed furnished and not filed and such information and exhibits shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation language in such filing.
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The risks included below are not exhaustive. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.
The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the company; the performance of its clients and general economic conditions; its financial results depend on the ability to effectively manage production capacity and workforce, the terms of its client contracts; its ability to sustain profitability; its availability of cash flows from operations and compliance with debt covenants and funding requirements under the company’s credit facility; its ability to conduct business internationally, including managing foreign currency exchange risks and changes to laws in other countries; its principal shareholder can exercise significant control over the company; and its ability to attract and retain qualified employees; the potential for downward pricing pressures in its industry and other competitive factors; changes to government regulations; the effect of rapid technology changes; acts of God or other events outside its control; and the impact from unauthorized disclosure of sensitive or confidential client or customer data.
Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and its subsequent filings on Form 10-Q for the fiscal quarters ended April 4, 2010, July 4, 2010 and October 3, 2010. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Transcript of November 10, 2010 Earnings Teleconference

99.2	Power Point Presentation for November 10, 2010 Earnings Conference Call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.
November 15, 2010
	By:	/s/ Robert B. Nachwalter
	Name:	Robert B. Nachwalter
	Title:	SVP and General Counsel

Exhibit Index

Exhibit
No.	Description

99.1	Transcript of November 10, 2010 Earnings Teleconference

99.2	Power Point Presentation for November 10, 2010 Earnings Conference Call